IMPAIRMENT OF LONG-LIVED NON-FINANCIAL ASSETS	12 Months Ended
Dec. 31, 2025
Impairment Of Non Financial Assets [Abstract]
IMPAIRMENT OF LONG-LIVED NON-FINANCIAL ASSETS	IMPAIRMENT OF LONG-LIVED NON-FINANCIAL ASSETS
Accounting policy
At each reporting date, the Company reviews the carrying amounts of its long-lived non-financial assets to determine whether there is any indication of impairment. If any such indication exists, then the asset’s recoverable amount is estimated. Goodwill and intangible assets not yet available for use are tested annually for impairment.
For impairment testing, assets are grouped together into Cash Generating Units (“CGUs”) considering the Company’s business model and its monitoring of cash flows. In general, the CGUs are defined in accordance with the families or platforms of aircraft or other goods and services produced by the Company, regardless of its geographic location. Goodwill arising from a business combination is allocated to CGUs or groups of CGUs that are expected to benefit from the synergies of the combination.
The recoverable amount of CGU is its value in use. Value in use is based on future cash flows estimated under traditional approach discounted to their present value using the weighted average cost of capital (“WACC”). The cash flow projection for the CGU considers the Company’s medium and long-term strategic plan, based on the characteristics and expectations of the business.
An impairment loss is recognized if the carrying amount of an asset or CGU exceeds its recoverable amount. Impairment losses are recognized in profit or loss as other expenses.
An impairment loss in respect of goodwill is not reversed. For other assets, an impairment loss is reversed only to the extent that the asset’s carrying amount does not exceed the carrying amount that would have been determined, net of depreciation or amortization, if no impairment loss had been recognized.
As of December 31, 2025, the Company has not identified events indicating that the carrying value of the assets exceeds their recoverable amount.
The CGUs containing goodwill are Phenom, Project Management, and Cyber Security. The sensitivity analyses performed indicate that possible and reasonable changes in the key assumptions used to determine the recoverable amount of these CGUs would not result in a carrying value higher than their recoverable amount.
The impairment test of the E2 Platform CGU considered the strategic plan approved by Management, which includes an additional four-year pause in the E175-E2 jet development program, which was approved on February 25, 2025. This assumption did not result in impairment losses.
The key assumptions adopted in impairment tests are:
✈Future cash flows were projected for a period between 10 and 31 years, depending on the characteristics of the CGU, and discounted at the weighted average cost of capital (“WACC”) rate, being equivalent to the estimated pre-tax rate of 11.8% (2024: 11.4%). Cash flows do not include perpetuity.
✈Part of the future cash flows were budgeted in reais and converted to dollars based on the exchange rate on September 30, 2025, of R$ 5.3186. The appreciation of the Brazilian Reais against the dollar in the nine-month period ended on September 30, 2025, of 14.11% did not have a significant impact on future cash flows.